UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Electronic Cigarettes International Group, Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

14200 Ironwood Drive
Grand Rapids, MI 49534
(616)-384-3272

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders to Be Held on March 10, 2015

The Notice of Special Meeting and Proxy Statement

are available at: www.ecig.co/investors/

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 10, 2015

To the Stockholders of Electronic Cigarettes International Group, Ltd.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Electronic Cigarettes International Group, Ltd., a Nevada corporation, will be held on March 10, 2015 at 9:00 a.m. (Eastern Time) at the offices of Robinson Brog Leinwand Greene Genovese & Gluck P.C. at 875 Third Avenue, 9th Floor, New York, NY 10022, for the following purpose:

1.	To consider and vote on a proposal giving the Company’s Board of Directors (the “Board”) the authority to effect a Reverse Stock Split of the Company’s outstanding common stock, $0.001 par value per share (the “Common Stock”) at an exchange ratio ranging between 1-for-5 and 1-for-20, with the exact exchange ratio to be determined by the Board in its sole discretion, by filing amendments to the Company’s Articles of Incorporation. (“Proposal No. 1”)

2.	To consider and vote on a proposal to amend our Articles of Incorporation to increase the number of authorized shares of capital stock, par value $0.001 per share, from 300,000,000 to 350,000,000, of which 330,000,000 shall be classified as common stock and 20,000,000 shall be classified as preferred stock. (“Proposal No. 2”)

The foregoing item of business is more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of our Common Stock, $0.001 par value per share, at the close of business on January 26, 2015 will be entitled to notice of, and to vote at, the Special Meeting of Stockholders or any adjournment thereof.

All stockholders are cordially invited to attend the Special Meeting of Stockholders in person. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of the Company’s Common Stock as of the Record Date may attend the Special Meeting in person. When you arrive at the Special Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Special Meeting of Stockholders, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the Special Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Grand Rapids, Michigan	By Order of the Board of Directors,

January 27, 2015	/s/ Brent David Willis
Brent David Willis
Chairman & Chief Executive Officer

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE.   NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

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PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

In this Proxy Statement, Electronic Cigarettes International Group, Ltd., a Nevada corporation, is referred to as “ECIG,” the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Special Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our Board of Directors for use at the Special Meeting of our Stockholders to be held at 9:00 a.m. (Eastern Time) on March 10, 2015, at the offices of Robinson Brog Leinwand Greene Genovese & Gluck P.C. at 875 Third Avenue, 9th Floor, New York, NY 10022, and at any adjournment thereof. Your vote is very important. For this reason, our Board of Directors is requesting that you permit your Common Stock, par value $0.001 per share (“Common Stock”), to be represented at the Special Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about January 27, 2015.

Only stockholders of record as of the close of business on January 26, 2015 (the “Record Date”) of our Common Stock will be entitled to notice of, and to vote at, the Special Meeting. As of January 26, 2015, 246,398,668 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote in person or by proxy, however, granting a proxy does not in any way affect a stockholder’s right to attend the Special Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Special Meeting and voting in person.

Brent David Willis and Philip Anderson are named as attorneys-in-fact in the proxy. Mr. Willis is our Chief Executive Officer and is also a member of our Board of Directors. Mr. Anderson is our Chief Financial Officer. Mr. Willis or Mr. Anderson will vote all shares represented by properly executed proxies returned in time to be counted at the Special Meeting, as described below under “Voting Procedures.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Special Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as “against” the proposal as this is a “non-routine” proposal.

The stockholders will consider and vote upon (i) a proposal to give the Company’s Board of Directors the authority to effect a Reverse Stock Split of the Company’s outstanding Common Stock, at an exchange ratio ranging between 1-for-5 and 1-for-20, with the exact exchange ratio to be determined by the Board in its sole discretion, and (ii) a proposal to amend our Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share by an aggregate of 30,000,000 shares, from 300,000,000 shares to 330,000,000 shares; and to authorize an additional 20,000,000 shares, which shall be classified as preferred stock. If approved, our authorized capital stock will increase from 300,000,000 shares to 350,000,000 shares, of which 330,000,000 shall be classified as common stock and 20,000,000 shall be classified as preferred stock.

Solicitation of Proxies

The enclosed proxy is solicited by and on behalf of the Board, with the cost of solicitation borne by the Company. Solicitation may also be made by directors and officers of the Company without additional compensation for such services. In addition to mailing proxy materials, the directors, officers and employees may solicit proxies in person, by telephone or otherwise.

The Company has also retained D.F. King & Co., Inc. (“D.F. King”) to assist it in the solicitation of proxies. D.F. King will solicit proxies on behalf of the Company from individuals, brokers, bank nominees and other institutional holders in the same manner described above. D.F. King will receive a fee of $7,500, plus approved and reasonable out of pocket expenses, for its services to the Company for the solicitation of the proxies. The Company has also agreed to indemnify D.F. King against certain claims.

Voting Procedures and Vote Required

Mr. Willis and/or Mr. Anderson will vote all shares represented by properly executed proxies returned in time to be counted at the Special Meeting. The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Special Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Special Meeting as specified in such proxies.

Vote Required for the Reverse Stock Split (Proposal No. 1). Nevada law and our By-laws provide that on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation or applicable Nevada law), the affirmative vote of a majority of the shares outstanding entitled to vote, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding entitled to vote, in person or by proxy, and voting on the matter, will be required to approve the Reverse Stock Split proposal.

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Vote Required for the Increase of our Authorized Shares (Proposal No. 2). Nevada law and our By-laws provide that on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation or applicable Nevada law), the affirmative vote of a majority of the shares outstanding entitled to vote, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding entitled to vote, in person or by proxy, and voting on the matter, will be required to approve the increase in authorized shares proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted for the purposes of obtaining a quorum for the Special Meeting, and, in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote. The vote on Proposal No. 1 and Proposal No. 2 is considered “non-routine.” As such, proxies will be voted as “against” the proposal if no voting instructions are indicated.

Abstentions are counted as “shares present” at the Special Meeting for purposes of determining the presence of a quorum and with respect to any matters being voted upon at the Special Meeting. An abstention will operate to prevent the approval of either proposal to the same extent as a vote against such proposal.

Votes at the meeting will be tabulated by one or more inspectors of election appointed by the Chief Executive Officer.

If you have additional questions, need assistance in submitting your proxy or voting your shares of our Common Stock, or need additional copies of the Proxy Statement or the enclosed proxy card, please contact D.F. King.

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10006

(212) 269-5550

Banks and Brokers Call: (866) 304-5477

Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Special Meeting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of January 26, 2015, by (a) each stockholder who is known to us to own beneficially 5% or more of our outstanding Common Stock; (b) all directors; (c) our executive officers, and (d) all executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of January 26, 2015. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of January 26, 2015, is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors and officers is c/o Electronic Cigarettes International Group, Ltd., 14200 Ironwood Drive, Grand Rapids, Michigan 49534.

Name and address of beneficial owner	Amount and Nature of Beneficial Ownership		Percent of class of Common Stock (1)
5% Shareholders:
None, other than certain persons listed under “Directors and Officers”.

Directors and Officers:
Brent David Willis Chief Executive Officer, President, Secretary and Director	7,740,000	(2)	3.10%
Philip Anderson Chief Financial Officer and Treasurer	5,000,000	(3)	1.99%
Marc Hardgrove Chief Creative Innovation Officer and Director	17,550,000		7.12%
James P. Geiskopf Director	800,000	(4)	*
William R. Fields Director	15,100,000	(5)	5.74%
Craig Colmar Director	—		—
Charles L. Jarvie Director	—		—
Howard Lefkowitz Director	—		—
Tim McClure Director	—		—
David Karp Director	—		—
Directors and Officers as a group (10 persons)	46,090,000		17.08%

* - Less than 1%

(1)	Based on 246,398,668 shares of Common Stock issued and outstanding as of January 26, 2015. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.
(2)	Includes 3,000,000 shares of Common Stock underlying options held by Mr. Willis that are presently exercisable.
(2)	Includes 5,000,000 shares of Common Stock underlying options held by Mr. Anderson that are presently exercisable.
(4)	Includes 500,000 shares of Common Stock underlying options held by Mr. Geiskopf that are presently exercisable.
(5)	Includes 100,000 warrants held directly by Mr. Fields that are presently exercisable and 15,000,000 warrants that Mr. Fields indirectly holds through Fields Texas Limited, LLC, of which Mr. Fields beneficially owns 100%.

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APPROVAL OF REVERSE STOCK SPLIT

(PROPOSAL NO. 1)

PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK

Introduction

We are asking our shareholders to approve an amendment to the Company’s Articles of Incorporation providing for a reverse stock split of the outstanding Common Stock (the “Reverse Stock Split”), which the Board of Directors, in its discretion, would be authorized to implement, with an exchange ratio ranging between 1-for-5 and 1-for-20 (each an “Exchange Ratio” and collectively, the “Exchange Ratios”). The text of the proposed amendment to the Company’s Amended and Restated Articles of Incorporation is attached as Annex A to this Proxy Statement.

The Board believes that shareholder approval granting us discretion to set the actual Exchange Ratio within the ranges articulated herein, rather than shareholder approval of a specified Exchange Ratio, provides us with maximum flexibility to react to then-current market conditions and volatility in the market price of our Common Stock.  If the Board elects to effect a Reverse Stock Split utilizing one of the Exchange Ratios, the Board will be deemed to have abandoned its authorization related to the other Exchange Ratio.

The determination as to whether the Reverse Stock Split will be effected and, if so, pursuant to which Exchange Ratio, will be based upon those market or business factors deemed relevant by the Board at that time, including, but not limited to:

•	existing and expected marketability and liquidity of our Common Stock;
•	prevailing stock market conditions;
•	business developments affecting us;
•	our actual or forecasted results of operations;
•	the likely effect on the market price of our Common Stock; and
•	the listing requirements of any U.S. national securities exchange such as The Nasdaq Stock Market.

If the Board elects to implement the Reverse Stock Split, we intend to issue a press release announcing the terms and effective date of the Reverse Stock Split before we file the Amendment with the Secretary of State of the State of Nevada.

If approved, the Reverse Stock Split is expected to take place at the discretion of the Board of Directors, but in any event prior to December 31, 2015, and without any additional action on the part of the holders of the Common Stock. The proposed Articles Amendment to be filed with the Secretary of the State of Nevada, substantially in the form of Annex A hereto, will be filed as soon as practicable following the Special Meeting, should the proposal be approved.

Summary

The Board of Directors has unanimously authorized, and recommends for your approval, the proposed amendment to the Articles of Incorporation to authorize the Board of Directors to effect a reverse stock split in a range of 1-for-5 to 1-for-20 of each share of our Common Stock. To avoid the issuance of fractional shares of Common Stock, all fractional shares will be rounded up to the next whole share.

Reasons for the Reverse Stock Split:

The Board recommends that the stockholders approve the Reverse Stock Split for the following reasons:

As an initial matter, the Board believes that the Reverse Stock Split could improve the marketability and liquidity of our Common Stock by increasing the market price of the Common Stock. Additionally, the Board believes that a reverse stock split could facilitate the listing of our common stock on a U.S. national securities exchange such as The NASDAQ Stock Market. In addition to initially creating a higher price per share, we also believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional investors, professional investors and other members of the investing public, many of whom have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

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Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business (including the market’s perception of and reaction to a proposal for or the implementation of a reverse stock split) may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed at a ratio that will reduce the number of shares outstanding, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future.

Effect on Stockholders:

When a company engages in a reverse stock split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse stock split is the following. A company has 10,000,000 shares of common stock outstanding. Assume the market price is $0.01 per share. Assume that the company declares a 1 for 5 reverse stock split. After the reverse stock split, that company will have 1/5 as many shares outstanding, or 2,000,000 shares outstanding. In theory, the stock will have a market price of $0.05 per share. If an individual investor owned 10,000 shares of that company before the split at $0.01 per share, that investor will own 2,000 shares at $0.05 after the split. In either case, the investor’s stock will be worth $100 immediately before and after the reverse split. Thus, the investor is no better off before or after the reverse split as a result of the mechanics of the reverse split. Although such company hopes that the higher stock price will make that company look better and thus the company will be a more attractive investment for potential investors, there is no assurance that that company's stock will rise in price after a reverse stock split. Similarly there is no assurance that our Reverse Stock Split, if approved by our stockholders and implemented by our Board, will result in our stock being viewed as a more attractive investment for potential investors. Furthermore, the Reverse Stock Split may not result in a permanent increase in the market price of our stock, which will depend on many factors, including corporate performance, prospects, market perception, future capital structure, and other factors that may be unrelated to the number of shares outstanding.

The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. All stockholders holding a fractional share shall be issued an additional share. Stockholders should realize that if the Reverse Stock Split is approved and effected by the Board, they will own a smaller number of shares than the currently own.

Assuming that the Exchange Ratio is set by our Board at 1-to-10, a mid-point in the range, the principal effect of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 246,398,668 shares as of January 26, 2015 to approximately 24,639,867 shares (depending on the number of fractional shares that are issued or cancelled). In addition, Common Stock subject to warrants issued by the Company will also automatically be proportionately adjusted for the Reverse Stock Split so that each warrant’s aggregate exercise price thereunder remains unchanged (i.e., the adjusted exercise price times number of warrant shares will remain unchanged); and the number of shares of Common Stock subject to stock options or similar rights authorized under its employee equity incentive plans will automatically be proportionately adjusted for the Reverse Stock Split ratio and the number of shares of Common Stock subject to options or restricted grants that have been granted to our directors, officers, and employees under such plans (as well as the per-share exercise price of these options), will automatically be proportionately adjusted.

The number of authorized shares and the par value of Common Stock will not be affected.  The following chart depicts the capitalization structure of the Company, assuming an Exchange Ratio of 1-to-10, both pre- and post-split (the post-split issued shares may differ slightly based on the number of fractional shares), but does not include the effects of Proposal #2, regarding the increase of Authorized Shares:

Pre-Reverse Stock Split

Authorized Shares	Issued Shares	Authorized but Unissued
300,000,000	246,398,668	53,601,332

Post-Reverse Stock Split

Authorized Shares	Issued Shares	Authorized but Unissued
300,000,000	24,639,867	275,360,133

The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

The Reverse Stock Split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

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Potential Anti-Takeover Effects

If the Reverse Stock Split is approved by the Stockholders and is implemented, the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of our Board, including a transaction that may be favored by a majority of the Stockholders or in which the Stockholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, our Board could issue and sell shares thereby diluting the stock ownership of a person seeking to effect a change in the composition of our Board or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in our Board or such a transaction. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate the shares of the Common Stock or obtain control of us, nor is it part of a plan by our management to recommend a series of similar amendments to our Board and the Stockholders.

The Reverse Stock Split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Stockholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by a number between five and twenty). While we expect that the Reverse Stock Split will result in an increase in the potential market price of our Common Stock, there can be no assurance that the Reverse Stock Split will increase the potential market price of our Common Stock by a multiple equal to the Exchange Ratio or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse stock split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split. In addition, the Reverse Stock Split will increase the number of stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Stock Split will achieve the desired results that have been outlined above.

Effect of the Reverse Stock Split on the Company

The Reverse Stock Split will not affect the public registration of the Company’s Common Stock with the SEC under the Securities Exchange Act of 1934, as amended. The Company does not intend this transaction to be the first step of a going-private transaction. On the contrary, our goal is to ultimately expand our shareholder base by making our Common Stock more attractive. By reducing the number of round lot shareholders while ideally increasing the price of our Common Stock, we believe that the Reverse Stock Split will encourage a broader range of institutional investors, professional investors and other members of the investing public, to take a position in our Common Stock.

Effect on Par Value

The Reverse Stock Split will not affect the par value of our Common Stock, which will remain at $0.001.

Certain Federal Income Tax Consequences

We have summarized below the material federal income tax consequences to the Company and stockholders resulting from the Reverse Stock Split. This summary is based on existing U.S. federal income tax law, which may change, possibly retroactively. This summary does not discuss all aspects of federal income taxation which may be important to you in light of your individual circumstances. Many stockholders (such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations, and foreign persons) may be subject to special tax rules. Other stockholders may also be subject to special tax rules, including but not limited to: stockholders who received the Company stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging, or conversion transaction for federal income tax purposes. In addition, this summary does not discuss any state, local, foreign, or other tax considerations. This summary assumes that you are a U.S. citizen and have held, and will hold, your shares as capital assets for investment purposes under the Internal Revenue Code of 1986, as amended (the “Code”). You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences, in light of your specific circumstances.

We believe that the Reverse Stock Split will be treated as a tax-free “recapitalization” for federal income tax purposes. This will result in no material federal income tax consequences to the Company.

Stockholders will not recognize any gain or loss in the Reverse Stock Split and you will have the same adjusted tax basis and holding period in your Company Common Stock, as the case may be, as you had in such stock immediately prior to the Reverse Stock Split.

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YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Appraisal Rights

Dissenting stockholders do not have appraisal rights under Nevada state law or under the Company’s Articles of Incorporation or By-laws in connection with the Reverse Stock Split.

Procedure for Exchange of Stock Certificates

Upon effectiveness of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares. Our transfer agent, Nevada Agency and Transfer Company, will act as exchange agent for purposes of implementing the exchange of stock certificates. We refer to such person as the "exchange agent." Holders of pre-Reverse Stock Split shares are asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for certificates representing post-Reverse Stock Split shares in accordance with the procedures set forth in the letter of transmittal enclosed with this Information Statement. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

Fractional Shares

We will not issue fractional certificates for post-Reverse Stock Split shares in connection with the Reverse Stock Split. To the extent any holders of pre-Reverse Stock Split shares are entitled to fractional shares as a result of the Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares.

Reservation of Rights

We reserve the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the filing of the amendments to the Articles of Incorporation with the Nevada Secretary of State, even if the Reverse Stock Split has been authorized by our stockholders at the Special Meeting, and by voting in favor of the Reverse Stock Split you are also expressly authorizing us to determine not to proceed with the Reverse Stock Split if we should so decide.

Required Vote

The approval of the Amendment authorizing the Reverse Stock Split will require the affirmative vote of the holders of a majority of the Company’s outstanding shares of Common Stock entitled to vote, in person or by proxy, provided a quorum is present.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT OF THE

COMPANY’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF ITS

OUTSTANDING COMMON STOCK

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APPROVAL OF INCREASE OF AUTHORIZED SHARES OF CAPITAL STOCK

(PROPOSAL NO. 2)

APPROVAL OF AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK THAT WE MAY ISSUE FROM 300,000,000 TO 350,000,000 SHARES, OF WHICH 330,000,000 SHARES SHALL BE CLASSIFIED AS COMMON STOCK AND 20,000,000 SHARES SHALL BE CLASSIFIED AS PREFERRED STOCK.

Proposal No. 2 seeks your approval of an amendment to our Articles of Incorporation, which we refer to as the “Articles Amendment,” to increase the number of authorized shares of capital stock that we may issue from 300,000,000 to 350,000,000, of which 330,000,000 shares shall be classified as Common Stock and 20,000,000 shares shall be classified as preferred stock. The Articles Amendment has the effect of creating a new class of stock: preferred. The proposed Articles Amendment to be filed with the Secretary of the State of Nevada, substantially in the form of Appendix B hereto, will be filed as soon as practicable following the Special Meeting, should the proposal be approved.

Increase in Authorized Shares of Common Stock

We believe that an increase in the number of our authorized capital stock is prudent in order to assure that a sufficient number of shares of our capital stock is available for issuance in the future if our Board of Directors deems it to be in the best interests of our stockholders and us. Our Board of Directors has determined that a total of 330,000,000 shares of Common Stock to be a reasonable estimate of what might be required in this regard for the foreseeable future to (i) issue capital stock in acquisitions or strategic transactions and other proper corporate purpose that may be identified by our Board in the future; (ii) issue common stock to augment our capital and increase the ownership of our capital stock; (iii) satisfy obligations under our outstanding convertible Notes and Warrants, and (iv) provide incentives through the grant of stock options and restricted stock to employees, directors, officers, independent contractors, and others important to our business under our stock option plans. Immediately following this increase, the Company will have approximately 83,601,332 shares of Common Stock authorized but unissued and available for issuance and 20,000,000 shares of preferred stock authorized but unissued and available for issuance.

The remaining authorized but unissued shares of capital stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including those noted above. Our Board will be able to authorize the issuance of shares for the foregoing purposes and other transactions without the necessity, and related costs and delays of either calling a special stockholders’ meeting or waiting for the regularly scheduled Annual Meeting of Stockholders in order to increase the authorized capital. If in a particular transaction required stockholder approval by law or was otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval, even if we might have the requisite number of voting shares to consummate the transaction. The additional shares of Common Stock to be authorized by the Articles Amendment will have rights identical to the currently outstanding Common Stock, including the right to cast one vote per share of Common Stock. Adoption of the Articles Amendment and issuance of the additional Common Stock authorized thereby will not affect the rights of the holders of our currently outstanding Common Stock, except for effects incidental to increasing the number of outstanding shares of our Common Stock, as discussed above.

Authorization of Preferred Stock

In addition to the increase in our authorized Common Stock, the Articles Amendment also authorizes the issuance of preferred stock with such designations, rights and preferences as may be determined from time to time by our Board of Directors. Accordingly, upon effectiveness of the Articles Amendment, our Board of Directors will be authorized to issue the preferred stock without stockholder approval, except as may be required by applicable laws or rules. In connection with the issuance of the preferred stock, the Board would have the authority to designate and issue series of our preferred stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of our Common Stock, substantially dilute the common stockholders’ interests in the Company and depress the price of our Common Stock. In addition, although we do not presently intend to use the preferred stock provision for such purpose, preferred stock authorized under such provision could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change of control of the Company.

Our Board of Directors believes that authorization of preferred stock is in the best interests of the Company and its stockholders because it is advisable to have the ability to authorize such shares of preferred stock and have them available for, among other things, possible issuances in connection with such activities as public or private offerings of shares for cash, acquisitions of other companies, pursuit of financing opportunities and other corporate purposes.

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Potential Anti-Takeover Effect of the Proposed Articles Amendment

The Articles Amendment relating to the increase in the number of authorized shares of our Common Stock and adoption of a preferred stock is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in our Articles of Incorporation or By-laws in effect on the date of this proxy statement. However, our stockholders should note that the availability of additional authorized and unissued shares of common and preferred stock could make any attempt to gain control of the Company or the Board more difficult or time-consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of stock could be issued by the Board to dilute the percentage of stock owned by any stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving us. The issuance of preferred stock with voting and conversion rights by our Board may adversely affect the voting power of the holders of Common Stock, including the loss of voting control to others.

Our Board of Directors did not propose this Articles Amendment for the purpose of discouraging mergers, tender offers, proxy contests, solicitation in opposition to management or other changes in control. We are not aware of any specific effort to accumulate our Common Stock or obtain control of us by means of a merger, tender offer, solicitation or otherwise. We have no present intention to use the increased number of authorized shares of stock or creation of the preferred stock for anti-takeover purposes.

Appraisal Rights

Dissenting stockholders do not have appraisal rights under Nevada state law or under the Company’s Articles of Incorporation or By-laws in connection with the increase of the authorized capital stock.

Effectiveness of Articles Amendment

The Articles Amendment will become effective once it is approved at the special meeting and filed with the Secretary of State of Nevada. Upon filing the Articles Amendment with the Secretary of State of Nevada, our authorized shares of Common Stock will increase from 300,000,000 to 330,000,000 and our authorized preferred stock will increase from none to 20,000,000.

Required Vote

The approval of the Amendment authorizing the increase of our authorized capital stock will require the affirmative vote of the holders of a majority of the Company’s outstanding shares of Common Stock entitled to vote, in person or by proxy, provided a quorum is present.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK THAT WE MAY ISSUE FROM 300,000,000 TO 350,000,000 SHARES, OF WHICH 330,000,000 SHARES SHALL BE CLASSIFIED AS COMMON STOCK AND 20,000,000 SHARES SHALL BE CLASSIFIED AS PREFERRED STOCK.

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FUTURE STOCKHOLDER PROPOSALS

The Board of Directors has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission.  Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

Other deadlines apply to the submission of stockholder proposals for the next Annual Meeting that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to these stockholder proposals for the next Annual Meeting, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs.

The Company has also retained D.F. King to assist it in the solicitation of proxies. D.F. King will solicit proxies on behalf of the Company from individuals, brokers, bank nominees and other institutional holders in the same manner described above. D.F. King will receive a fee of $7,500, plus approved and reasonable out of pocket expenses, for its services to the Company for the solicitation of the proxies. The Company has also agreed to indemnify D.F. King against certain claims.

Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

The Board of Directors knows of no other items that are likely to be brought before the meeting except those that are set forth in the foregoing Notice of Special Meeting of Stockholders. If any other matters properly come before the meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov.  Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., Attn: David E. Danovitch, Esq. at 212-603-6300.

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It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

January 27, 2015	By Order of the Board of Directors,

/s/ Brent David Willis
Brent David Willis
Chief Executive Officer

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ANNEX A

TEXT OF CERTIFICATE OF AMENDMENT
(REVERSE SPLIT)

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF ELECTRONIC CIGARETTES INTERNATIONAL GROUP LTD., AS AMENDED

1.	Name of corporation:

Electronic Cigarettes International Group, Ltd.

2.	The articles have been amended as follows (provide article numbers, if available):

“ARTICLE 4”

“B. Common Stock. Except as otherwise required by law, the holders of Common Stock will be entitled to one vote per share on all matters to be voted on by the Corporation’s stockholders.

Upon the filing of this Amendment with the Secretary of State of the State of Nevada (the “Effective Time”), each ______ outstanding shares of Common Stock (the “Old Common Stock”) shall be split and converted into one (1) share of Common Stock (the “New Common Stock”). This reverse stock split (the “Reverse Split”) of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth under this Article 4.

The Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of New Common Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of New Common Stock shall be deliverable upon the Reverse Split,  all of which shares of New Common Stock be rounded up to the nearest whole number of such shares. All references to “Common Stock” in these Articles shall be to the New Common Stock.

The Reverse Split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis. Certificates dated as of a date prior to the Effective Time representing outstanding shares of Old Common Stock shall, after the Effective Time, represent a number of shares equal to the same number of shares of New Common Stock as is reflected on the face of such certificates, divided by ___ and rounded up to the nearest whole number. The Corporation shall not be obligated to issue new certificates evidencing the shares of New Common Stock outstanding as a result of the Reverse Split unless and until the certificates evidencing the shares held by a holder prior to the Reverse Split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”

Notwithstanding the foregoing, the language under the Article 4 shall not be amended in any way.

3.	The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: .

4.	Effective date of filing (optional): Upon filing

5.	Officer Signature (Required):

Brent D. Willis, Chief Executive Officer

ANNEX B

TEXT OF CERTIFICATE OF AMENDMENT
(INCREASE AUTHORIZED SHARES)

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF ELECTRONIC CIGARETTES INTERNATIONAL GROUP LTD., AS AMENDED

1.	Name of corporation:

Electronic Cigarettes International Group, Ltd.

2.	The articles have been amended as follows (provide article numbers, if available):

Article 4 is amended in its entirety to read as follows:

“Section 4.01 Authorized Capital Stock.  The total number of shares of stock this Corporation is authorized to issue shall be three hundred and fifty million (350,000,000) shares. This stock shall be divided into two classes to be designated as “Common Stock” and “Preferred Stock”.

Section 4.02 Common Stock.  The total number of authorized shares of Common Stock shall be three hundred thirty million (330,000,000) shares with par value of $0.001 per share.

Section 4.03 Preferred Stock.  The total number of authorized shares of Preferred Stock shall be twenty million (20,000,000) shares. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.”

3.	The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: .

4.	Effective date of filing (optional): Upon filing

5.	Officer Signature (Required):

Brent D. Willis, Chief Executive Officer

SPECIAL MEETING OF STOCKHOLDERS OF

ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD.

March 10, 2015

Please mark, date, sign and mail your proxy card in the

envelope provided as soon as possible

MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ALL PROPOSALS.

1. To approve a proposal to amend the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s outstanding Common Stock.

☐ FOR THE PROPOSAL
☐ AGAINST THE PROPOSAL
☐ ABSTAIN

2. To approve a proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s capital stock from 300,000,000 to 350,000,000, of which 330,000,000 shares shall be classified as common stock and 20,000,000 shares shall be classified as preferred stock.

☐   FOR THE PROPOSAL

☐   AGAINST THE PROPOSAL

☐   ABSTAIN

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may be submitted via this method. ☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION EFFECTUATING A REVERSE STOCK SPLIT AND FOR AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION PROVIDING FOR AN INCREASE OF THE COMPANY’S NUMBER OF AUTHORIZED CAPITAL STOCK.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING OF STOCKHOLDERS ON MARCH 10, 2015 AT 9:00 A.M. (EASTERN TIME) AT THE OFFICES OF Robinson Brog Leinwand Greene Genovese & Gluck P.C. at 875 Third Avenue, 9th Floor, New York, NY 10022 ☐

Signature of Stockholder ____________________ Date:  _____________   Signature of Stockholder _____________

Date:_________

Note: This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by an authorized person.

ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON March 10, 2015

Revoking all prior proxies, the undersigned, a stockholder of ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD. (the “Company”), hereby appoints Brent David Willis and Philip Anderson or either of them, as attorneys-in-fact and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held on March 10, 2015 at the offices of Robinson Brog Leinwand Greene Genovese & Gluck P.C. at 875 Third Avenue, 9th Floor, New York, NY 10022, at 9:00 a.m. Eastern Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

IMPORTANT:  SIGNATURE REQUIRED ON THE REVERSE SIDE